SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                          Form 8-K

                       CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
     			   EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) April 5, 2006



               KENNETH COLE PRODUCTIONS, INC.
    (Exact name of registrant as specified in its charter)

               Commission File Number 1-13082


                New York                   13-3131650
(State or other jurisdiction of             I.R.S. Employer
incorporation or organization)             Identification Number)

               603 West 50th Street, New York, NY 10019
               (Address of principal executive offices)

Registrant's telephone number, including area code (212) 265-1500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  5.02  Departure  of Directors or  Principal  Officers;
Election of Directors; Appointment of Principal Officers

Ms. Carol Sharpe, Senior Vice President of Consumer Direct for Kenneth Cole Productions, Inc. (the "Company"), left the
Company effective April 5, 2006.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.


                              Kenneth Cole Productions, Inc.
                              Registrant


Dated: April 6, 2006          By:    /s/ DAVID P.EDELMAN
                              Name:  David P. Edelman
                              Title: Chief Financial Officer


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